UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 3, 2106

LIFEWAY FOODS, INC.
(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 West Oakton St. Morton Grove, IL		60053
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

On March 18, 2016, Lifeway Foods, Inc. (the “Company”) entered into a consulting agreement (the “Agreement”) with Ludmila Smolyansky, the Company’s Chairman of the Board. Under the terms and conditions of the Agreement, Ms. Smolyansky will continue to provide consulting services with respect to our business strategy, international expansion and product management and expansion for which the Company will pay Ms. Smolyansky $1,000,000. The Agreement has a 12 month term ending December 31, 2016.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement which will be filed in accordance with the SEC’s rules and regulations.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

2016 Base Salaries

On March 3, 2016, the Compensation Committee of the Board of Directors of the Company (the “Committee”) approved new annual base salaries of $1,000,000 for each of Julie Smolyansky, the Company’s Chief Executive Officer and President, and Edward Smolyansky, the Company’s Chief Accounting Officer, Chief Operating Officer, Treasurer and Secretary.

2016 Bonus Plan

On March 3, 2016, the Committee approved the performance goals applicable to the 2016 bonus program under the Company’s 2015 Omnibus Incentive Plan (the “2016 Bonus Program”) for each of Julie Smolyansky and Edward Smolyansky (the “Participants”). Depending on the Company’s achievement of the approved goals as approved by the Committee, Participants in the 2016 Bonus Program are eligible  to receive cash bonuses for 2016 equal to up to 200% of their target bonuses and equity bonuses equal to up to 200% of their target bonuses and equity bonuses equal to up to 200% of their base salary. The two performance goals for the 2016 Bonus Program include increases in gross revenues measured quarterly and in EBITDA measured semi-annually. The bonus targets for the Participants pursuant to the 2016 Bonus Program are as follows:

Participant	Cash Bonus as a Percentage of Base Salary
	Target	Maximum
Julie Smolyansky Chief Executive Officer and President	50%	200%
Edward Smolyansky Chief Accounting Officer, Chief Operating Officer, Treasurer and Secretary	50%	200%

Participant	Equity Bonus as a Percentage of Base Salary
	Target	Maximum
Julie Smolyansky Chief Executive Officer and President	0%	200%
Edward Smolyansky Chief Accounting Officer, Chief Operating Officer, Treasurer and Secretary	0%	200%

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.
Dated: March 14, 2016	By:	/s/ Edward Smolyansky
Edward Smolyansky
Chief Accounting Officer, Chief Operating Officer, Treasurer and Secretary

3